Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities

11. Commitments and Contingent Liabilities

The Parent Company has entered into exclusive license agreements with foreign licensees, such as GungHo Online Entertainment, Inc. and Electronics Extreme Ltd., etc. to provide exclusive license to distribute and sell online games and receives a certain portion of each licensee’s revenues (20-40%) as royalties.

In March 2016, the Parent Company and Shanghai The Dream Network Technology Co., Ltd. entered into development agreements to grant them an exclusive right to develop mobile games and web games in China based on the contents of Ragnarok Online and distribute such games in China for five years. The development agreements with Shanghai The Dream Network Technology Co., Ltd. expire in March, 2021. The Parent Company is in discussion with other prospective partners providing maintenance services after the expiration date.

As of December 31, 2020, the Group has entered into license agreements with various third-party game developers to secure exclusive right to publish the games developed by the third-party developers. Upfront license fees paid are capitalized and recognized as other intangible assets and minimum guaranteed royalties are capitalized and recognized as other non-current asset. Purchase obligations for future payment related to above agreements as of December 31, 2020 and 2019 are Won 3,310 million and Won 868 million, respectively.

As of December 31, 2020, the Parent Company benefitted from payment guarantee of USD 912,000 from KB Kookmin Bank regarding overseas IP contracts.